UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2011

INSMED INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

0-30739	54-1972729
(Commission File Number)	(IRS Employer Identification No.)

11 Deer Park Drive, Suite 117, Monmouth Junction, New Jersey	08852
(Address of Principal Executive Offices)	(Zip Code)

(732) 438-9434

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01 Regulation FD Disclosure.

In November 2011, Insmed Incorporated updated the Company’s Investor Presentation. Our Chief Executive Officer and President, Timothy Whitten will present some or all of the November 2011 Investor Presentation to various investors during the month of November 2011. A copy of the presentation materials is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Mr. Whitten is scheduled to give a summary of this presentation at 8:30 a.m. ET on Wednesday November 16, 2011 at the Lazard Capital Markets 8th Annual Healthcare Conference (the “Conference”) which will be held in New York, NY.

An audio feed of the presentation at the Conference will be simultaneously webcast on Insmed’s web site at http://www.insmed.com and archived for future review until on or about ninety days after the Conference. The presentation materials will be available on Insmed’s web site and archived for future review.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	November 2011 Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insmed Incorporated

Date: November 16, 2011

By: /s/ Kevin P. Tully, C.G.A.
Name:	Kevin P. Tully, C.G.A.
Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	November 2011 Investor Presentation